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                        [ARTHUR ANDERSEN LLP LETTERHEAD]



                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 2, 1998, incorporated by reference in Neopharm, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997, as amended, and to all references to our Firm included in this registration statement.





                                                          /s/ARTHUR ANDERSEN LLP
                                                             ARTHUR ANDERSEN LLP

Chicago, Illinois
October 30, 1998